Exhibit 4(c)


                           AMENDED AND RESTATED

                           DECLARATION OF TRUST

                                    OF

                   RJR Nabisco Holdings Capital Trust II

                      Dated as of September 16, 1998




                             TABLE OF CONTENTS
                             -----------------

                                                                          Page

                                 ARTICLE 1
                                Definitions

Section 1.1.  Definitions..................................................  2

                                 ARTICLE 2
                            Trust Indenture Act

Section 2.1.  Trust Indenture Act; Application.............................  8
Section 2.2.  Lists of Holders of Preferred Securities.....................  9
Section 2.3.  Reports by the Institutional Trustee.........................  9
Section 2.4.  Periodic Reports to Institutional Trustee....................  9
Section 2.5.  Evidence of Compliance with Conditions
                Precedent................................................... 9
Section 2.6.  Events of Default; Waiver....................................  9
Section 2.7.  Disclosure of Information.................................... 12

                                 ARTICLE 3
                               Organization

Section 3.1.  Name......................................................... 12
Section 3.2.  Office....................................................... 12
Section 3.3.  Issuance of the Trust Securities............................. 13
Section 3.4.  Purchase of Debentures....................................... 13
Section 3.5.  Purpose...................................................... 14
Section 3.6.  Authority.................................................... 14
Section 3.7.  Title to Property of the Trust............................... 15
Section 3.8.  Powers and Duties of the Regular Trustees.................... 15
Section 3.9.  Prohibition of Actions by Trust and Trustees................. 17
Section 3.10. Powers and Duties of the Institutional Trustee............... 18
Section 3.11. Delaware Trustee............................................. 21
Section 3.12. Certain Rights and Duties of the Institutional
                Trustee.................................................... 21
Section 3.13. Registration Statement and Related Matters................... 24
Section 3.14. Filing of Amendments to Certificate of Trust................. 25
Section 3.15. Execution of Documents by Regular Trustees................... 25
Section 3.16. Trustees Not Responsible for Recitals or Issuance of
                Securities................................................. 25
Section 3.17. Duration of Trust............................................ 25

                                 ARTICLE 4
                                  Sponsor

Section 4.1.  Purchase of Common Securities by Sponsor..................... 25
Section 4.2.  Expenses..................................................... 26

                                 ARTICLE 5
                                 Trustees

Section 5.1.  Number of Trustees; Qualifications........................... 26
Section 5.2.  Appointment, Removal and Resignation of
                Trustees................................................... 29
Section 5.3.  Vacancies among Trustees..................................... 31
Section 5.4.  Effect of Vacancies.......................................... 31
Section 5.5.  Meetings..................................................... 31
Section 5.6.  Delegation of Power.......................................... 32
Section 5.7.  Other Activities............................................. 32

                                 ARTICLE 6
                               Distributions

Section 6.1.  Distributions................................................ 33

                                 ARTICLE 7
                          Issuance of Securities

Section 7.1.  General Provisions Regarding Securities...................... 33

                                 ARTICLE 8
                   Dissolution and Termination of Trust

Section 8.1.  Dissolution and Termination of Trust......................... 35

                                 ARTICLE 9
                           Transfer of Interests

Section 9.1.  Transfer of Securities....................................... 36
Section 9.2.  Transfer of Certificates..................................... 36
Section 9.3.  Deemed Security Holders...................................... 37
Section 9.4.  Book Entry Interests......................................... 37
Section 9.5.  Notices to Holders of Certificates........................... 38
Section 9.6.  Appointment of Successor Clearing Agency..................... 38
Section 9.7.  Definitive Preferred Securities Certificates................. 38
Section 9.8.  Mutilated, Destroyed, Lost or Stolen Certificates............ 39

                                ARTICLE 10
                 Limitation of Liability; Indemnification

Section 10.1.  Exculpation................................................. 39
Section 10.2.  Indemnification............................................. 40

                                ARTICLE 11
                                Accounting

Section 11.1.  Fiscal Year................................................. 41
Section 11.2.  Certain Accounting Matters.................................. 41
Section 11.3.  Banking..................................................... 42
Section 11.4.  Withholding................................................. 42

                                ARTICLE 12
                          Amendments and Meetings

Section 12.1.  Amendments.................................................. 42
Section 12.2.  Meetings of the Holders of Securities; Action by
                 Written Consent........................................... 43

                                ARTICLE 13
       Representations of Institutional Trustee and Delaware Trustee

Section 13.1.  Representations and Warranties of Institutional
                 Trustee................................................... 45

                                ARTICLE 14
                               Miscellaneous

Section 14.1.  Notices..................................................... 46
Section 14.2.  Undertaking for Costs....................................... 47
Section 14.3.  Governing Law............................................... 48
Section 14.4.  Headings.................................................... 48
Section 14.5.  Partial Enforceability...................................... 48
Section 14.6.  Counterparts................................................ 49
Section 14.7.  Intention of the Parties.................................... 49
Section 14.8.  Successors and Assigns...................................... 49

EXHIBIT A      CERTIFICATE OF TRUST OF RJR NABISCO HOLDINGS CAPITAL TRUST II
EXHIBIT B      TERMS OF PREFERRED SECURITIES
EXHIBIT C      TERMS OF COMMON SECURITIES

               AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of September 16, 1998 by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), RJR Nabisco Holdings Corp., a Delaware corporation, as trust sponsor ("Holdings" or the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration.

               WHEREAS, the Sponsor and the Trustees entered into a Declaration of Trust dated as of August 5, 1998 (the "Original Declaration") in order to establish a statutory business trust (the "Trust") under the Business Trust Act (as hereinafter defined);

               WHEREAS, the Certificate of Trust (the "Certificate of Trust") of the Trust was filed with the office of the Secretary of State of the State of Delaware on August 6, 1998; and

               WHEREAS, the Trustees and the Sponsor desire to continue the Trust pursuant to the Business Trust Act for the purpose of, as described more fully in Section 3.03 hereof, (i) issuing and selling Preferred Securities (as defined herein) representing undivided beneficial interests in the assets of the Trust in exchange for cash and investing the proceeds thereof in Debentures (as hereinafter defined) of Holdings issued under the Indenture (as hereinafter defined) to be held as assets of the Trust and (ii) issuing and selling Common Securities (as defined herein) representing undivided beneficial interests in the assets of the Trust to Holdings in exchange for cash and investing the proceeds thereof in additional Debentures of Holdings issued under the Indenture to be held as assets of the Trust;

               NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, that the Original Declaration be amended and restated in its entirety as provided herein and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets referred to in clauses (i) and (ii) of the previous Whereas clause purchased by the Trust will be held in trust for the benefit of the Holders (as defined herein) from time to time, of the Certificates (as defined herein) representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                 ARTICLE 1

                                Definitions


               Section 1.1.  Definitions.

               (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "the Declaration" or "this
Declaration" are to this Amended and Restated Declaration of Trust (including Exhibits A, B and C hereto (the "Exhibits")) as modified, supplemented or amended from time to time;

               (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

               (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

               (f) a reference to the singular includes the plural and vice versa.

               "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder, except that the Trust shall not be deemed an Affiliate of Holdings.

               "Appointment Event" means an event defined in the terms of the Preferred Securities set forth in Exhibit B which entitles the Holders of a Majority in liquidation amount of the Preferred Securities to appoint a Special Regular Trustee.

               "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Clearing Agency as described in Section 9.04.

               "Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

               "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

               "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

               "Certificate of Trust" has the meaning set forth in the second WHEREAS clause above.

               "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

               "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

               "Closing Date" means the Closing Date as specified in the Underwriting Agreement which date is also the date of execution and delivery of this Declaration.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section ((Sec.)) of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

               "Commission" means the Securities and Exchange Commission.

               "Common Security" has the meaning specified in Section 7.01(b).

               "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex I to Exhibit C.

               "Covered Person" means (i) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or its Affiliates, (ii) any officer, director, shareholder, employees, representatives or agents of Holdings or its Affiliates and (iii) the Holders from time to time of the Securities.

               "Debenture Trustee" means The Bank of New York, as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

               "Debentures" means the series of Junior Subordinated Debentures issued by Holdings under the Indenture to the Institutional Trustee and entitled the "9 1/2% Junior Subordinated Debentures Due 2047".

               "Delaware Trustee" has the meaning set forth in Section
5.01(a)(3).

               "Depositary Agreement" means the agreement among the Trust, the Institutional Trustee and DTC dated as of the Closing Date, as the same may be amended or supplemented from time to time.

               "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.01.

               "DTC" means The Depository Trust Company, the initial Clearing Agency.

               "Event of Default" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time or any successor legislation.

               "Expiration Date" has the meaning set forth in the Prospectus.

               "Fiscal Year" has the meaning specified in Section 11.01.

               "Global Certificate" has the meaning set forth in Section 9.04.

               "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

               "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, or any employee or agent of the Trust or its Affiliates.

               "Indenture" means the Indenture dated as of September 21, 1995 between Holdings and the Debenture Trustee, as supplemented by the First Supplemental Indenture thereto dated as of September 21, 1995 and the Second Supplemental Indenture thereto dated as of September 16, 1998 pursuant to which the Debentures are to be issued.

               "Indenture Event of Default" means any event or condition defined as an "Event of Default" with respect to the Debentures under
Section 6.01 of the Indenture has occurred and is continuing.

               "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.01(c) and having the duties set forth for the Institutional Trustee herein.

               "Investment Company" means an investment company as defined in the Investment Company Act.

               "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time or any successor legislation.

               "Legal Action" has the meaning specified in Section 3.08(g).

               "Liquidation Distribution" has the meaning set forth in Exhibits B and C hereto establishing the terms of the Securities.

               "Majority in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents more than 50% of the liquidation amount of all outstanding Securities of such class.

               "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Exhibits B and C hereto.

               "Original Declaration" has the meaning set forth in the first WHEREAS clause above.

               "Paying Agent" has the meaning specified in Section 3.10(i).

               "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

               "Preferred Guarantee" means the Guarantee Agreement to be dated as of September 16, 1998 of Holdings in respect of the Preferred Securities.

               "Preferred Security" has the meaning specified in Section
7.01(b).

               "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

               "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security substantially in the form of Annex I to Exhibit B.

               "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both such Regular Trustees.

               "Regular Trustee" means any Trustee other than the Institutional Trustee and the Delaware Trustee.

               "Related Party" means any direct or indirect wholly owned subsidiary of Holdings or any other Person which owns, directly or indirectly, 100% of the outstanding voting securities of Holdings.

               "Resignation Request" has the meaning specified in Section
5.02(d).

               "Responsible Officer" means, with respect to the Institutional Trustee, the chairman of the board of directors, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.


               "RJR Nabisco Holdings Capital Trust" shall mean any statutory business trust created under the laws of the State of Delaware specified in the applicable board resolution or supplemental indenture establishing a particular series of Securities pursuant to Section 2.3 of the Indenture.

               "Rule 3a-7" means Rule 3a-7 under the Investment Company Act or any successor rule thereunder.

               "Second Closing Date" means the Second Closing Date as specified in the Underwriting Agreement.

               "Securities" means the Common Securities and the Preferred Securities.

               "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

               "Special Event" has the meaning set forth in the terms of the Securities as set forth in Exhibits B and C hereto.

               "Special Regular Trustee" means a Regular Trustee appointed by the Holders of a Majority in liquidation amount of the Preferred Securities in accordance with Section 5.02(a)(ii)(B).

               "Sponsor" or "Holdings" means RJR Nabisco Holdings Corp., a Delaware corporation, or any successor entity in a merger, in its capacity as sponsor of the Trust.

               "Successor Delaware Trustee" has the meaning specified in
Section 5.02(b)(ii).

               "Successor Institutional Trustee" means a successor Trustee possessing the qualifications to act as Institutional Trustee under Section 5.01(c).

               "10% in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 10% or more of the liquidation amount of all outstanding Securities of such class.

               "Treasury Regulations" means the income tax regulations including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

               "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

               "Underwriting Agreement" means the Underwriting Agreement dated as of September 11, 1998 among the Trust, the Sponsor and the representative of the several underwriters named therein.


                                 ARTICLE 2

                            Trust Indenture Act

               Section 2.1. Trust Indenture Act; Application. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions;

               (b) if and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Section Section 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control;

               (c) the Institutional Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act; and

               (d) the application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

               Section 2.2. Lists of Holders of Preferred Securities. (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee with such information as is required under
Section 312(a) of the Trust Indenture Act at the times and in the manner provided in Section 312(a); and

               (b) the Institutional Trustee shall comply with its obligations under Section Section 310(b), 311 and 312(b) of the Trust Indenture Act.

               Section 2.3. Reports by the Institutional Trustee. Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Securities such reports as are required by Section 313(a) of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by Section 313 of the Trust Indenture Act. The Institutional
Trustee shall also comply with the other requirements of Section 313 of the Trust Indenture Act.

               Section 2.4. Periodic Reports to Institutional Trustee. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee, the Commission and the Holders of the Securities, as applicable, such documents, reports and information as are required by Section 314(a)(1)-(3) (if any) of the Trust Indenture Act and the compliance certificates required by Section 314(a)(4) and (c) of the Trust Indenture Act, any such certificates to be provided in the form, in the manner and at the times required by Section 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each Fiscal Year).

               Section 2.5. Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act.
Any certificate or opinion required to be given pursuant to Section 314(c) shall comply with Section 314(e) of the Trust Indenture Act.

               Section 2.6. Events of Default; Waiver. (a) Subject to Section 2.06(c), Holders of Preferred Securities may by vote of at least a Majority in liquidation amount of the Preferred Securities (A) in accordance with the terms of the Preferred Securities, direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee (as holder of the Debentures, and in the case of any other RJR Nabisco Holdings Capital Trust holding Debentures issued under the Indenture, voting with the holders of preferred securities of such other RJR Nabisco Holdings Capital Trust), or exercising any trust or power conferred upon the Institutional Trustee by this Declaration, or (B) on behalf of the Holders of all Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that if the Event of Default arises out of an Indenture Event of Default:

                 (i) which is not waivable under the Indenture, the Event of Default under this Declaration shall also be not waivable; or

                (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures, or (2) each holder of Debentures, the Event of Default under this Declaration may only be waived by, in the case of clause (1) above, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities (as holder of the Debentures, and in the case of any other RJR Nabisco Holdings Capital Trust holding Debentures issued under the Indenture, voting with the holders of preferred securities of such other RJR Nabisco Holdings Capital Trust); or, in the case of clause (2) above, each Holder of Preferred Securities.

               The foregoing provisions of this Section 2.06(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon.

               (b) Subject to Section 2.06(c), Holders of Common Securities may by vote of at least a Majority in liquidation amount of the Common Securities, (A) in accordance with the terms of the Common Securities, direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee by this Declaration or (B) on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the Event of Default arises out of an Indenture Event of Default:

                 (i) which is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below, the Event of Default under this Declaration shall also not be waivable; or

                (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, except where the holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below, the Event of Default under this Declaration may only be waived by, in the case of clause
(1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities, or, in the case of clause (2) above, each holder of Common Securities; and

               provided further that each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in this Declaration or otherwise eliminated and until all Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of this Declaration or the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in this Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under this Declaration without any further act, vote or consent of the Holders of the Common Securities. The foregoing provisions of this Section 2.06(b) shall be in lieu of Section Section 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Section Section 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.06(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

               (c) The right of any Holder of Securities to receive payment of Distributions on the Securities in accordance with this Declaration and the terms of the Securities set forth in Exhibits B and C on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of each such Holder.

               (d) As provided in the terms of the Securities set forth in Exhibits B and C hereto, a waiver of an Indenture Event of Default by the Institutional Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration in respect of the Securities. The foregoing provisions of this Section 2.06(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

               Section 2.7. Disclosure of Information. The disclosure of information as to the names and addresses of the Holders of the Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Institutional Trustee be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.


                                 ARTICLE 3

                               Organization

               Section 3.1. Name. The Trust continued by this Declaration is named "RJR Nabisco Holdings Capital Trust II" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

               Section 3.2. Office. The address of the principal office of the Trust is c/o RJR Nabisco Holdings Corp., 1301 Avenue of the Americas, New York, New York 10019. Upon ten days written notice to the Holders, the Regular Trustees may change the location of the Trust's principal office. The name of the registered agent of the Trust and such registered agent's office address in the State of Delaware is CSC The United States Corporation Company, 1013 Centre Road, Wilmington, DE 19805. At any time, the Regular Trustees may designate another registered agent and/or registered office.

               Section 3.3. Issuance of the Trust Securities. On September 11, 1998 the Sponsor, on behalf of the Trust and pursuant to the Original Declaration, executed and delivered the Underwriting Agreement. On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall execute and deliver to (i) the underwriters named in the Underwriting Agreement, a Global Certificate, registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.4, in an aggregate amount of 13,000,000 Preferred Securities having an aggregate liquidation amount of $325,000,000, against receipt of the aggregate purchase price of such Preferred Securities of $325,000,000, and (ii) the Sponsor, Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of 402,062 Common Securities having an aggregate liquidation amount of $10,051,550, against receipt of the aggregate purchase price of such Common Securities of $10,051,550. In the event and to the extent the over allotment option granted by the Trust pursuant to the Underwriting Agreement is exercised by such underwriters, on the Second Closing Date the Regular Trustees, on behalf of the Trust, shall execute and deliver to (i) such underwriters a Global Certificate, registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.4, in an aggregate amount of up to 1,950,000 Preferred Securities having an aggregate liquidation amount of up to $48,750,000, against receipt of the aggregate purchase price of such Preferred Securities of up to $48,750,000, and (ii) the Sponsor, Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of 60,310 Common Securities having an aggregate liquidation amount of $1,507,750 against receipt of the aggregate purchase price of such Common Securities of $1,507,750.

               Section 3.4.  Purchase of Debentures.

               On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Securities on such date pursuant to Section 3.3, at a purchase price of 100% of the principal amount thereof, Debentures, registered in the name of the Institutional Trustee and having an aggregate principal amount equal to $335,051,550, and, in satisfaction of the purchase price for such Debentures, the Regular Trustee, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor the sum of $335,051,550. In the event the over allotment option granted by the Trust with respect to the Preferred Securities pursuant to the Underwriting Agreement is exercised by the underwriters named therein, on the Second Closing Date the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Preferred Securities and the Common Securities on such date pursuant to Section 3.3, at a purchase price of 100% of the principal amount thereof, additional Debentures, registered in the name of the Institutional Trustee and having an aggregate principal amount of up to $50,257,750, and, in satisfaction of the purchase price for such Debentures, the Regular Trustees, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor an amount equal to the aggregate principal amount of the Debentures being purchased. The Regular Trustees, on behalf of the Trust, and the Sponsor hereby agree to treat the Debentures as indebtedness for all United States tax purposes.

               Section 3.5. Purpose. The exclusive purposes and functions of the Trust are: (a)(i) to issue and sell Preferred Securities in exchange for cash and use the proceeds of such sales to acquire from Holdings Debentures issued under the Indenture having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so issued and sold;
(ii) to enter into such agreements and arrangements as may be necessary in connection with the sale of Preferred Securities to the initial purchasers thereof (including the Underwriting Agreement) and to take all action, and exercise such discretion, as may be necessary or desirable in connection therewith and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection therewith and the issuance of the Preferred Securities; and (iii) to issue and sell Common Securities to Holdings for cash and use the proceeds of such sale to purchase as trust assets an equal aggregate principal amount of Debentures issued under the Indenture; and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or at any time while the Securities are outstanding, otherwise undertake (or permit to be undertaken) any activity that would result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes.

               Section 3.6. Authority. Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

               Section 3.7. Title to Property of the Trust. Unless otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders of Certificates shall not have legal title to any part of the assets of the Trust, but shall have an individual undivided beneficial interest in the assets of the Trust.

               Section 3.8. Powers and Duties of the Regular Trustees. The Regular Trustees shall have the exclusive power, authority and duty to cause the Trust, and shall cause the Trust, to engage in the following activities:

               (a) to issue Preferred Securities and Common Securities, in each case in accordance with this Declaration; provided, however, that the Trust may issue no more than one class or series of Preferred Securities and no more than one class or series of Common Securities, and, provided further, there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to (x) a simultaneous issuance of both Preferred Securities and Common Securities on the Second Closing Date and (y) any subsequent issuance of Preferred Securities and Common Securities on the Second Closing Date pursuant to an exercise of the over-allotment option granted to the underwriters in the Underwriting Agreement;

               (b) in connection with the issuance of the Preferred Securities, at the direction of the Sponsor, to effect or cause to be effected the filings, and to execute or cause to be executed, the documents, set forth in Section 3.13 and to execute, deliver and perform on behalf of the Trust the Depositary Agreement;

               (c) to acquire as trust assets Debentures with the proceeds of the sale of Preferred Securities and Common Securities; provided, however, that the Regular Trustees shall cause legal title to all of the Debentures to be vested in, and the Debentures to be held of record in the name of, the Institutional Trustee for the benefit of the Holders of the Preferred Securities and the Common Securities;

               (d) subject to Section 3.13, to cause the Trust to enter into the Underwriting Agreement and such other agreements and arrangements as may be necessary or desirable in connection with the sale of Preferred Securities to the initial purchasers thereof and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the consummation thereof;

               (e) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

               (f) to establish a record date with respect to all actions to be taken hereunder that require a record date to be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Preferred Securities and Common Securities as to such actions and applicable record dates;

               (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.08(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

               (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

               (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

               (j) to give the certificate to the Institutional Trustee required by Section 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Regular Trustee;

               (k) to incur expenses which are necessary or incidental to carrying out any of the purposes of the Trust;

               (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities, the Regular Trustees hereby initially appointing the Institutional Trustee for such purposes;

               (m) to take all actions and perform such duties as may be required of the Regular Trustee pursuant to this Declaration, including, without limitation, the terms of the Securities set forth in Exhibits B and C hereto;

               (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

               (o) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust has been created;

               (p) to take all action, not inconsistent with this Declaration or with applicable law, which the Regular Trustees determine in their discretion to be reasonable and necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.08, in order that:

                 (i) the Trust will not be deemed to be an Investment Company required to be registered under the Investment Company Act;

                (ii) the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and will be treated as a grantor trust for United States federal income tax purposes; and

               (iii) the Trust will comply with any requirements imposed by any taxing authority on holders of instruments treated as indebtedness for United States federal income tax purposes;

               provided that such action does not adversely affect the interests of Holders;

               (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

               (r) subject to the requirements of Rule 3a-7 and Section 317(b) of the Trust Indenture Act, to appoint one or more Paying Agents in addition to the Institutional Trustee.

               The Regular Trustees must exercise the powers set forth in this
Section 3.08 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.05 and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.05.

               Subject to this Section 3.08, the Regular Trustees shall have none of the powers nor any of the authority of the Institutional Trustee set forth in Section 3.10.

               Section 3.9.  Prohibition of Actions by Trust and Trustees.
The Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall not:

               (a) invest any proceeds received by the Trust from holding the Debentures but shall promptly distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

               (b) acquire any assets other than as expressly provided herein;

               (c)  possess Trust property for other than a Trust purpose;

               (d) make any loans, other than loans represented by the Debentures;

               (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

               (f) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Securities;

               (g)  incur any indebtedness for borrowed money; or

               (h) (i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under this Declaration or the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all of the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of this Declaration, the Indenture or the Debentures, where such consent shall be required, unless in the case of this clause (h) the Institutional Trustee shall have received an unqualified opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that such action will not cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or partnership and that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

               Section 3.10.  Powers and Duties of the Institutional Trustee.
(a) The Institutional Trustee shall:

                 (i) on the receipt of payments of funds made in respect of the Debentures held by the Trust, without any further acts of the Institutional Trustee or the Regular Trustees, promptly make payments to the Holders of the Preferred Securities and Common Securities in accordance with
Section 6.01. Funds held in the Trust shall remain uninvested, and without liability for interest thereon, until disbursed in accordance with this Declaration;

                (ii) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

               (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect promptly the distribution pursuant to the terms of the Securities of Debentures to Holders of Securities upon the occurrence of a Special Event or otherwise; and

                (iv) have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Institutional Trustee, subject to Section 2.06(b), shall for the benefit of the Holders of the Securities, enforce its rights as holder of the Debentures under the Indenture, subject to the rights of the Holders of the Preferred Securities pursuant to the terms of this Declaration and the Trust Indenture Act.

               (b) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of this Declaration, including, without limitation, the terms of the Securities set forth in Exhibits B and C hereto.

               (c) The Institutional Trustee may take any Legal Action which arises out of or in connection with an Event of Default or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

               (d) All moneys and all Debentures held by the Institutional Trustee for the benefit of the Holders of the Securities will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of that Institutional Trustee or its agents or their creditors.

               (e) The Institutional Trustee shall, within 90 days after the occurrence of a default with respect to the Securities, transmit by mail, first class postage prepaid, to the holders of the Securities, as their names and addresses appear upon the register, notice of all defaults with respect to the Securities known to the Institutional Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 3.10(e) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for in the Indenture and irrespective of the giving of any notice provided therein); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Institutional Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities. The Institutional Trustee shall not be deemed to have knowledge of any default, except (i) a default in the payment of principal, premium or interest on the Debentures or (ii) any default as to which the Institutional Trustee shall have received written notice or a Responsible Officer charged with the administration of this Declaration shall have obtained written notice.

               (f) The Institutional Trustee shall not resign as a Trustee unless either:

                 (i) the Trust has been completely liquidated and the proceeds thereof distributed to the Holders of Securities pursuant to the terms of the Securities; or

                (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Article 5.

               (g) The Institutional Trustee shall act as paying agent in respect of the Common Securities and, if the Preferred Securities are not in book entry only form, the Preferred Securities subject to Section 3.08(r), may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities. Any such Paying Agent shall comply with
Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee, after consultation with the Regular Trustees, at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee, subject to Section 3.08(r).

               (h) The Institutional Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from Holdings of its election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

               (i) Subject to this Section 3.10, the Institutional Trustee shall have none of the powers or the authority of the Regular Trustees set forth in Section 3.08.

               (j) The Institutional Trustee shall exercise the powers, duties and rights set forth in this Section 3.10 and Section 3.12 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.05, and the Institutional Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.05.

               Section 3.11. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.01(a)(3), the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees described in this Declaration. Except as set forth in Section 5.01(a)(3), the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

               Section 3.12. Certain Rights and Duties of the Institutional Trustee. (a) The Institutional Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration, and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                 (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                       (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration, and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

                       (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders as provided herein relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee hereunder or under the Indenture, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration; and

                (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

               (c)  Subject to the provisions of Section 3.12(a) and 3.12(b):

                 (i) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-7, subject to the requirements of Rule 3a-7, request and rely upon a certificate, which shall comply with the provisions of Section 314(e) of the Trust Indenture Act, signed by any two of the Regular Trustees or by an authorized officer of the Sponsor, as the case may be;

                (ii) The Institutional Trustee (A) may consult with counsel (which may be counsel to the Sponsor or any of its Affiliates and may include any of its employees) selected by it in good faith and with due care and the advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and (B) shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (iii) The Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

                (iv) The Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holders, unless such Holders shall have offered to the Institutional Trustee reasonable security and indemnity against the costs, expenses (including attorneys' fees and expenses), including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) and liabilities that might be incurred by it in complying with such request or direction; provided that nothing contained in this clause (iv) shall relieve the Institutional Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Declaration, and to use the same degree of care and skill in this exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; and

                 (v) Any action taken by the Institutional Trustee or its agents hereunder shall bind the Holders of the Securities and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action.

               Section 3.13. Registration Statement and Related Matters. In accordance with the Original Declaration, Holdings and the Trustees have authorized and directed, and hereby confirm the authorization of, Holdings, as the sponsor of the Trust, (i) to file with the Commission and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (File No. 333-60811) (the "1933 Act Registration Statement") and any pre-effective or post-effective amendments to such Registration Statement, relating to the registration under the Securities Act of the Preferred Securities of the Trust and (b) a Registration Statement on Form 8-A or other appropriate form (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under Section 12(b) of the Exchange Act;
(ii) to prepare and file with the New York Stock Exchange ("NYSE") and execute on behalf of the Trust a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on the NYSE; (iii) to prepare, file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as Holdings on behalf of the Trust, may deem necessary or desirable and (iv) to negotiate the terms of and to execute on behalf of the Trust the Underwriting Agreement. In the event that any filing referred to in clauses (i)-(iii) above is required by the rules and regulations of the Commission, the NYSE or state securities or blue sky laws, to be executed on behalf of the Trust by the Trustees, the Regular Trustees, in their capacities as Trustees of the Trust, are hereby authorized and directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that the Institutional Trustee and the Delaware Trustee, in their capacities as Trustees of the Trust, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the NYSE or state securities or blue sky laws. In connection with all of the foregoing, Holdings and each Trustee, solely in its capacity as Trustee of the Trust, have constituted and appointed, and hereby confirm the appointment of, John J. Delucca, H. Colin McBride and Richard G. Russell, and each of them, as his, her or its, as the case may be, true and lawful attorneys-in-fact, and agents, with full power of substitution and resubstitution, for Holdings or such Trustee or in Holdings's or such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as Holdings or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

               Section 3.14.  Filing of Amendments to Certificate of Trust.
The Certificate of Trust as filed with the Secretary of State of the State of Delaware on August 6, 1998 is attached hereto as Exhibit A. On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments to the Certificate of Trust as the Trustees shall deem necessary or desirable.

               Section 3.15. Execution of Documents by Regular Trustees. Unless otherwise determined by the Regular Trustees and except as otherwise required by the Business Trust Act with respect to the Certificate of Trust or otherwise, a majority of, or if there are only two, both of, the Regular Trustees are authorized to execute and deliver on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute or deliver pursuant to this Declaration.

               Section 3.16. Trustees Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

               Section 3.17. Duration of Trust. The Trust, absent termination pursuant to the provisions of Article 8 hereof, shall have existence until September 30, 2048.


                                 ARTICLE 4

                                  Sponsor

               Section 4.1. Purchase of Common Securities by Sponsor. On the Closing Date and the Second Closing Date, the Sponsor will purchase Common Securities issued by the Trust at the same time as the Preferred Securities to be issued on such date are issued, such purchase to be in an amount at least equal to 3% of the total capital of the Trust.

               Section 4.2. Expenses. (a) In connection with the purchase of Debentures by the Trust, the Sponsor (not in its capacity as a Holder, if applicable) shall be responsible for and shall pay for all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities to the initial purchasers thereof, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees (including any amounts payable under Article 10), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).

               (b) In connection with the purchase of the Debentures by the Trust, the Sponsor (not in its capacity as a Holder, if applicable) will pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

               (c) The Sponsor's obligations under this Section 4.02 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 4.02 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.02.


                                 ARTICLE 5

                                 Trustees

               Section 5.1. Number of Trustees; Qualifications. (a) The number of Trustees initially shall be five (5). At any time (i) before the issuance of the Securities, the Sponsor may, by written instrument, increase or decrease the number of, and appoint, remove and replace the, Trustees, and
(ii) after the issuance of the Securities and except as provided in clause (5) below and Section 5.02(a)(ii)(B) with respect to the Special Regular Trustee, the number of Trustees may be increased or decreased solely by, and Trustees may be appointed, removed or replaced solely by, vote of Holders of Common Securities representing a Majority in liquidation amount of the Common Securities voting as a class; provided that in any case:

                             (1)  the number of Trustees shall be at least five
(5) unless the Trustee that acts as the Institutional Trustee also acts as the Delaware Trustee, in which cases the number of Trustees shall be at least three (3);

                             (2)  unless a Special Regular Trustee has been
appointed (which appointment shall not impair the right of the Holders of Common Securities to increase or decrease the number of, or to appoint, remove or replace, Trustees (other than the Special Regular Trustee) as provided above), at least a majority of the Trustees shall at all times be officers, directors or employees of Holdings;

                             (3)  if required by the Business Trust Act, one
Trustee (the "Delaware Trustee") shall be either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, except that if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.09 shall have no application;

                             (4)  there shall at all times be an Institutional
Trustee hereunder which shall satisfy the requirements of Section 5.01(c); and

                             (5)  the number of Trustees shall be increased
automatically by one (1) if an Appointment Event has occurred and is continuing and the Holders of a Majority in liquidation amount of the Preferred Securities appoint a Special Regular Trustee in accordance with
Section 5.02(a)(ii)(B) and the terms of the Preferred Securities.

               Each Trustee shall be either a natural person at least 21 years of age or a legal entity which shall act through one or more duly appointed representatives.

               (b)  The initial Regular Trustees shall be:

                    John J. Delucca
                    H. Colin McBride
                    Richard G. Russell


                    c/o RJR Nabisco Holding Corp.
                    1301 Avenue of the Americas
                    New York, New York  10019

               (c) There shall at all times be one Trustee which shall act as Institutional Trustee. In order to act as Institutional Trustee hereunder, such Trustee shall:

                 (i)  not be an Affiliate of the Sponsor; and

                (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.01(c)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

               If at any time the Institutional Trustee shall cease to satisfy the requirements of clauses (i) and (ii) above, the Institutional Trustee shall immediately resign in the manner and with the effect set out in Section 5.02(d). If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in Section 310(b) of the Trust Indenture
Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. The Preferred Guarantee shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

               The initial Trustee which shall serve as the Institutional Trustee is The Bank of New York, whose address is as set forth in Section 14.01(b).

               (d) The initial Trustee which shall serve as the Delaware Trustee is The Bank of New York (Delaware), a Delaware corporation, whose address is as set forth in Section 14.01(c).

               (e) Any action taken by (i) Holders of Common Securities pursuant to this Article 5 or (ii) Holders of Preferred Securities pursuant to this Article 5 to appoint or remove a Special Regular Trustee upon the occurrence of an Appointment Event, shall be taken at a meeting of Holders of Common Securities or Preferred Securities, as the case may be, convened for such purpose or by written consent as provided in Section 12.02.

               (f) No amendment may be made to this Section 5.01 which would change any rights with respect to the number, existence or appointment and removal of Trustees (other than any Special Regular Trustee), except with the consent of each Holder of Common Securities.

               (g) No amendment may be made to this Section 5.01 or Section 5.02(a)(ii)(B), which would change the rights of Holders of Preferred Securities to appoint, remove or replace a Special Regular Trustee except with the consent of each Holder of Preferred Securities.

               Section 5.2.  Appointment, Removal and Resignation of Trustees.
(a) Subject to Section 5.02(b), Trustees may be appointed or removed without cause at any time:

                 (i) until the issuance of the Securities, by written instrument executed by the Sponsor; and

                (ii)  after the issuance of the Securities,

                       (A) other than with respect to the Special Regular Trustee, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class; and

                       (B) if an Appointment Event has occurred and is continuing, one (1) additional Regular Trustee (the "Special Regular Trustee") may be appointed, who need not be an Affiliate of the Sponsor, by vote of the Holders of a Majority in liquidation amount of the Preferred Securities, voting as a class and such Special Regular Trustee may only be removed (otherwise than by the operation of Section 5.02(c)), by vote of the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class.

               (b) (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.02(a) until a Successor Institutional Trustee possessing the qualifications to act as Institutional Trustee under Section 5.01(c) has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees, the Sponsor and the Institutional Trustee being removed; and

                (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.02(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Section 5.01(a)(3) (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

               (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation, provided that a Special Regular Trustee shall only hold office while an Appointment Event is continuing and shall cease to hold office immediately after the Appointment Event pursuant to which the Special Regular Trustee was appointed and all other Appointment Events cease to be continuing.

               (d) Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                 (i) no such resignation of the Trustee that acts as the Institutional Trustee shall be effective until a Successor Institutional Trustee possessing the qualifications to act as Institutional Trustee under
Section 5.01(c) has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee;

                (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee; and

               (iii) no such resignation of a Special Regular Trustee shall be effective until the 60th day following delivery of the Resignation Request to the Sponsor and the Trust or such later date specified in the Resignation Request during which period the Holders of the Preferred Securities shall have the right to appoint a successor Special Regular Trustee as provided in this
Article 5.

               (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.02 within 30 days after delivery to the Sponsor and the Trust of a Resignation Request, or after a notice of removal has been delivered to the Trustee, the resigning Institutional Trustee or Delaware Trustee may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

               Section 5.3. Vacancies among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01 or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with the requirements of this Article 5.

               Section 5.4. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur until such vacancy is filled as provided in this Article 5, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

               Section 5.5. Meetings. Meetings of the Regular Trustees shall be held from time to time upon the call of any Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

               Section 5.6. Delegation of Power. (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any registration statement or amendment thereto or other document or schedule filed with the Commission or making any other governmental filing (including, without limitation to filings referred to in Section 3.13).

               (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

               Section 5.7. Other Activities. Subject to Section 5.01(c) (with respect to the Institutional Trustee), the Sponsor and any Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Sponsor, nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Sponsor or any Trustee shall have the right to take for its own account (individually or as a partner of fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as Sponsory for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                 ARTICLE 6

                               Distributions

               Section 6.1. Distributions. Holders shall receive periodic distributions, redemption payments and liquidation distributions in accordance with the applicable terms of the relevant Holder's Securities ("Distributions"). Distributions shall be made to the Holders of Preferred Securities and Common Securities in accordance with the terms of the Securities as set forth in Exhibits B and C hereto. If and to the extent that Holdings makes a payment of interest (including Compounded Interest (as defined in the Indenture)), premium and principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed to promptly make a Distribution of the Payment Amount to Holders in accordance with the terms of the Securities as set forth in Exhibits B and C hereto.


                                 ARTICLE 7

                          Issuance of Securities

               Section 7.1.  General Provisions Regarding Securities.

               (a) The Regular Trustees shall issue on behalf of the Trust securities in fully registered form representing undivided beneficial interests in the assets of the Trust in accordance with Section 7.01(b) and for the consideration specified in Section 3.03.

               (b) The Regular Trustees shall issue on behalf of the Trust one class of securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit B (the "Preferred Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein, and one class of securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit C (the "Common
Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

               (c) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Security. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificate so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Trust may execute temporary Certificates (printed, lithographed or typewritten), in substantially in the form of the definitive Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates all as may be determined by the Regular Trustees. Each temporary Certificate shall be executed by the Regular Trustees on behalf of the Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Trust will execute and furnish definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders). Each Certificate whether in temporary or definitive form shall be countersigned by the manual or facsimile signature of an authorized signatory of the Person acting as registrar and transfer agent for the Securities, which shall initially be the Institutional Trustee.

               (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

               (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

               (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by this Declaration.

               (g) Upon issuance of the Securities as provided in this Declaration, the Regular Trustees on behalf of the Trust shall return to Holdings the $10 constituting initial trust assets as set forth in the Original Declaration.


                                 ARTICLE 8

                   Dissolution and Termination of Trust

               Section 8.1. Dissolution and Termination of Trust. The Trust shall dissolve:

                 (i) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders of Securities in accordance with the terms of the Securities; or

                (ii) when all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities in accordance with the terms of the Securities; or

               (iii) upon the expiration of the term of the Trust as set forth in Section 3.17; or

                (iv) otherwise in accordance with the terms of this Declaration or the Securities,

and the Trust shall terminate when a certificate of cancellation is filed by the Trustees (each of whom is hereby authorized) with the Secretary of State of the State of Delaware. The Trustees shall so file such a certificate as soon as practicable after the occurrence of an event referred to in this Section 8.01.

               The provisions of Sections 3.12 and 4.02 and Article 10 shall survive the termination of the Trust.


                                   ARTICLE 9

                             Transfer of Interests

               Section 9.1. Transfer of Securities. (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

               (b) Subject to this Article 9, Preferred Securities shall be freely transferable.

               (c) Subject to this Article 9, Holdings and any Related Party may only transfer Common Securities to Holdings or a Related Party, provided that any such transfer shall be subject to the condition that the transferor shall have obtained (1) either a ruling from the Internal Revenue Service or an unqualified written opinion addressed to the Trust and delivered to the Trustees of nationally recognized independent tax counsel experienced in such matters to the effect that such transfer will not (i) cause the Trust to be treated as issuing a class of interests in the Trust differing from the class of interests represented by the Common Securities originally issued to Holdings, (ii) result in the Trust acquiring or disposing of, or being deemed to have acquired or disposed of, an asset, or (iii) result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes and (2) an unqualified written opinion addressed to the Trust and delivered to the Trustees of a nationally recognized independent counsel experienced in such matters that such transfer will not cause the Trust to be an Investment Company or controlled by an Investment Company.

               Section 9.2. Transfer of Certificates. The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

               Section 9.3. Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

               Section 9.4. Book Entry Interests. Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance (including Preferred Securities, if any, issued on the Second Closing Date pursuant to the exercise of the over allotment option set forth in the Underwriting Agreement), will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.07. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.07:

                 (i) the provisions of this Section 9.04 shall be in full force and effect;

                (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and, except as set forth herein or in Rule 3a-7 with respect to the Institutional Trustee, shall have no obligation to the Preferred Security Beneficial Owners;

               (iii) to the extent that the provisions of this Section 9.04 conflict with any other provisions of this Declaration, the provisions of this
Section 9.04 shall control; and

                (iv) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants; provided, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Preferred Security Certificates have not been issued, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by DTC setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part. DTC will make book entry transfers among Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants.

               Section 9.5. Notices to Holders of Certificates. Whenever a notice or other communication to the Holders is required to be given under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued pursuant to Section 9.07, the relevant Trustees shall give such notices and communications specified herein to be given to Preferred Securities Holders, to the Clearing Agency and, with respect to any Preferred Security Certificate registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Trustees shall, except as set forth herein or in Rule 3a-7 with respect to the Institutional Trustee, have no obligations to the Preferred Security Beneficial Owners.

               Section 9.6. Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred Securities.

               Section 9.7.  Definitive Preferred Securities Certificates.  If
(i) a Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
Section 9.06 or (ii) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities, then (x) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities and (y) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, such instructions.

               Section 9.8. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.08, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


                                  ARTICLE 10

                   Limitation of Liability; Indemnification

               Section 10.1. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Institutional Trustee, negligence) or willful misconduct with respect to such acts or omissions; provided that with respect to the Institutional Trustee, such Trustee shall be liable for any such loss, damage or claim incurred by reason of such Trustee's negligent action or negligent failure to act with respect to such acts or omissions.

               (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

               (c) Pursuant to Section 3803 (a) of the Business Trust Act, the Holders of Securities, in their capacities as Holders, shall be entitled to the same limitation of liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

               Section 10.2. Indemnification. (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Institutional Trustee, negligence) or willful misconduct with respect to such acts or omissions.

               (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.02(a).


                                  ARTICLE 11

                                  Accounting

               Section 11.1. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

               Section 11.2. Certain Accounting Matters. (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books and records of the Trust, together with a copy of this Declaration and a certified copy of the Certificate of Trust, or any amendment thereto, shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

               (b) The Regular Trustees shall, as soon as available after the end of each Fiscal Year of the Trust, cause to be prepared and mailed to each Holder of Securities unaudited financial statements of the Trust for such Fiscal Year, prepared in accordance with generally accepted accounting principles; provided that if the Trust is required to comply with the periodic reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, such financial statements for such Fiscal Year shall be examined and reported on by a firm of independent certified public accountants selected by the Regular Trustees (which firm may be the firm used by the Sponsor).

               (c) The Regular Trustees shall cause to be prepared and mailed to each Holder of Securities, an annual United States federal income tax information statement, on such form as is required by the Code and the Treasury Regulations, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations and shall comply with any other reporting requirements of the Code and the Treasury Regulations. Notwithstanding any right under the Code and the Treasury Regulations to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

               (d) The Regular Trustees shall cause to be prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on such form as is required by the Code and the Treasury Regulations, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority, such returns to be filed as soon as practicable after the end of each Fiscal Year of the Trust.

               Section 11.3. Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust. The sole signatories for such accounts shall be designated by the Regular Trustees.

               Section 11.4. Withholding. The Trust and the Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations.
The Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount to be withheld was not withheld from a Distribution, the Trust may reduce subsequent Distributions by the amount of such withholding.



                                  ARTICLE 12

                            Amendments and Meetings

               Section 12.1. Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument executed by a majority of the Regular Trustees; provided, however, that (i) no amendment to this Declaration shall be made unless the Regular Trustees shall have obtained
(A) either a ruling from the Internal Revenue Service or a written unqualified opinion of nationally recognized independent tax counsel experienced in such matters to the effect that such amendment will not cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and to the effect that the Trust will continue to be treated as a grantor trust for purposes of United States federal income taxation and (B) a written unqualified opinion of nationally recognized independent counsel experienced in such matters to the effect that such amendment will not cause the Trust to be an Investment Company which is required to be registered under the Investment Company Act, (ii) at such time after the Trust has issued any Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities, (iii) Section 4.02, Section 9.01(c) and this Section 12.01 shall not be amended without the consent of all of the Holders of the Securities, (iv) no amendment which adversely affects the rights, powers and privileges of the Institutional Trustee or the Delaware Trustee shall be made without the consent of the Institutional Trustee or the Delaware Trustee, as the case may be, (v) Article 4 shall not be amended without the consent of the Sponsor, (vi) the rights of Holders of Common Securities under Article 5 to increase or decrease the number of, and to appoint, replace or remove, Trustees (other than a Special Regular Trustee) shall not be amended without the consent of each Holder of Common Securities and (vii) the rights of Holders of Preferred Securities to appoint or remove a Special Regular Trustee shall not be amended without the consent of each Holder of Preferred Securities.

               (b) Notwithstanding Section 12.02(a)(ii), this Declaration may be amended without the consent of the Holders of the Securities to (i) cure any ambiguity, (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, (iii) add to the covenants, restrictions or obligations of the Sponsor, and (iv) conform to any changes in Rule 3a-7 or any change in interpretation or application of Rule 3a-7 by the Commission, which amendment does not adversely affect the rights, preferences or privileges of the Holders.

               Section 12.2. Meetings of the Holders of Securities; Action by Written Consent. (a) Meetings of the Holders of Preferred Securities and/or Common Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of Holders of Preferred Securities or Common Securities, if directed to do so by Holders of at least 25% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more directions in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

               (b) Except to the extent otherwise provided in the terms of the Securities, the following provision shall apply to meetings of Holders of
Securities:

                 (i) Notice of any such meeting shall be given by mail to all the Holders of Securities having a right to vote thereat not less than 7 days nor more than 60 days prior to the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

                (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of a Security is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Security executing it. Except as otherwise provided herein or in the terms of the Securities, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

               (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

                (iv) Unless otherwise provided in the Business Trust Act, this Declaration or the rules of any stock exchange on which the Preferred Securities are then listed or admitted for trading, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.



                                  ARTICLE 13

         Representations of Institutional Trustee and Delaware Trustee

               Section 13.1. Representations and Warranties of Institutional Trustee.


               (a) The Trustee which acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

                 (i) The Institutional Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

                (ii) The execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (iii) The execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the Charter or By-laws of the Institutional Trustee.

                (iv) No consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Institutional Trustee is required for the execution, delivery or performance by the Institutional Trustee, of this Declaration.

                 (v) The Institutional Trustee satisfies the qualifications set forth in Section 5.01(c).

               (b) The Trustee which acts as initial Delaware Trustee represents and warrants to the Trust and the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that it satisfies the qualifications set forth in Section 5.01(a)(3).


                                  ARTICLE 14

                                 Miscellaneous

               Section 14.1. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

               (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees on behalf of the Trust may give notice of to the Holders of the Securities):

               RJR Nabisco Holdings Capital Trust II
               c/o RJR Nabisco Holdings Corp.
               1301 Avenue of the Americas
               New York, NY  10019-6013
               Attention:  H. Colin McBride, Trustee
               Facsimile No: (212) 969-9198

               (b) if given to the Institutional Trustee, at the mailing address of the Institutional Trustee set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

               The Bank of New York
               101 Barclay Street
               New York, New York 10286
               Attention: Corporate Trust Administration

               (c) if given to the Delaware Trustee, at the mailing address of the Delaware Trustee set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

               The Bank of New York (Delaware)
               White Clay Center, Route 273
               Newark, Delaware 19711
               Attention: Corporate Trust Administration

               (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

               RJR Nabisco Holdings Corp.
               1301 Avenue of the Americas
               New York, NY  10019-6013
               Attention: H. Colin McBride
               Facsimile No. (212) 969-9198

               (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

               A copy of any notice to the Institutional Trustee or the Delaware Trustee shall also be sent to the Trust. All notices shall be deemed to have been given, when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

               Section 14.2. Undertaking for Costs. All parties to this Declaration agree, and each Holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Declaration, or in any suit against the Institutional Trustee for any action taken or omitted by it as Institutional Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 14.02 shall not apply to any suit instituted by the Institutional Trustee, to any suit instituted by any Holder of Preferred Securities, or group of Holders of Preferred Securities, holding more than 10% in aggregate liquidation amount of the outstanding Preferred Securities, or to any suit instituted by any Holder of Preferred Securities for the enforcement of the payment of the principal of (or premium, if any) or interest on the Debentures, on or after the respective due dates expressed in such Debentures.

               Section 14.3. Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the parties hereunder or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees hereunder as set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

               Section 14.4. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

               Section 14.5. Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

               Section 14.6. Counterparts. This Declaration may contain more than one counterpart of the signature pages and this Declaration may be executed by the affixing of the signature of the Sponsor and each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

               Section 14.7. Intention of the Parties. It is the intention of the parties hereto that the Trust not be classified for United States federal income tax purposes an association taxable as a corporation or a partnership but that the Trust be treated as a grantor trust for United States federal income tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

               Section 14.8. Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.


               IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                    RJR Nabisco Holdings Corp.
                                    as Sponsor

                                    By: ___________________________________
                                        Name:
                                        Title:



___________________________________
John J. Delucca
as Trustee



___________________________________
H. Colin McBride
as Trustee



___________________________________
Richard G. Russell
as Trustee


The Bank of New York
as Institutional Trustee



By: _______________________________
    Name:
    Title:



The Bank of New York (Delaware)
as Delaware Trustee



By: _______________________________
    Name:
    Title:


               BEFORE ME, the undersigned authority, personally appeared _______________________ of The Bank of New York (Delaware) known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose names are subscribed to the foregoing instrument, and acknowledged to me that she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.




                                        _____________________________________
                                        NOTARY PUBLIC

                                        Print Name:__________________________

                                        Commission Expires:__________________


               BEFORE ME, the undersigned authority, personally appeared John Delucca, H. Colin McBride and Richard G. Russell of RJR Nabisco Holdings Corp. known to me (or proved to me by introduction upon the oath of a person known to me) who acknowledged the foregoing instrument to be his, her or its free act and deed and the free act and deed of RJR Nabisco Holdings Corp and the Regular Trustees of RJR Nabisco Holdings Capital Trust I.





                                        _____________________________________
                                        NOTARY PUBLIC

                                        Print Name:__________________________

                                        Commission Expires:__________________



               BEFORE ME, the undersigned authority, personally appeared _______________________ of The Bank of New York, as Institutional Trustee, who acknowledged the foregoing instrument to be his, her or its free act and deed and the free act and deed of the Bank of New York, as Institutional Trustee.




                                        _____________________________________
                                        NOTARY PUBLIC

                                        Print Name:__________________________

                                        Commission Expires:__________________



                                                                     EXHIBIT A

                             CERTIFICATE OF TRUST

                                      OF

                     RJR NABISCO HOLDINGS CAPITAL TRUST II

               THIS Certificate of Trust of RJR Nabisco Holdings Capital Trust II (the "Trust"), dated as of August 5, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code Section 3801 et seq.).

               1. Name. The name of the business trust being formed hereby is RJR Nabisco Holdings Capital Trust II.

               2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware 19711.

               3. Effective Date. This Certificate of Trust shall be effective as of its filing.

               4. Counterparts. This Certificate of Trust may be executed in one or more counterparts.

               IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                    The Bank of New York (Delaware),
                                       as Delaware Trustee


                                    By: ___________________________________
                                        Name:
                                        Title:



                                    The Bank of New York,
                                       as Institutional Trustee


                                    By: ___________________________________
                                        Name:
                                        Title:



   ,                                ________________________________________
                                    John J. Delucca,
                                       as Trustee



   ,                                _______________________________________
                                    Richard G. Russell,
                                       as Trustee





   ,                                _______________________________________
                                    David F. Sternlieb,
                                       as Trustee



                                                                     EXHIBIT B


                                   TERMS OF
                             PREFERRED SECURITIES

               Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust of RJR Nabisco Holdings Capital Trust II dated as of September 16, 1998 (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

               1. Designation and Number. Preferred Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of up to $373,750,000 and a liquidation amount in the assets of the Trust of $25 per Preferred Security, are hereby designated as "9 1/2% Trust Originated
Preferred Securities". The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed. In connection with each issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase, respectively, as trust assets Debentures of Holdings having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities so issued and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

               2. Distributions. (a) Distributions payable on each Preferred Security will be fixed at a rate per annum of 9 1/2% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security. Distributions in arrears for more than one quarter will bear interest at the rate per annum of 9 1/2% thereof (to the extent permitted by law), compounded quarterly. The term "Distributions" as used in these terms means such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that interest payments are made in respect of the Debentures held by the Institutional Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any Distribution period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

                         (b) Distributions on the Preferred Securities will be cumulative, will accrue from September 16, 1998 and will be payable quarterly in arrears, on the 30th day of March, June, September and December of each year, commencing on December 30, 1998, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Institutional Trustee. So long as Holdings shall not be in default in the payment of interest on the Debentures, Holdings has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods (each, an "Extension Period") and, as a consequence, quarterly Distributions will not be made (but will continue to accumulate at the rate of 9 1/2% per annum, compounded quarterly, to the extent permitted by applicable law) during any such Extension Period. Prior to the termination of any such Extension Period, Holdings may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods and provided, further, that no Extension Period may extend beyond the Maturity of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, Holdings may commence a new Extension Period, subject to the above requirements. Holdings may also prepay at any time all or any portion of the interest accrued during an Extension Period. Payments of accrued Distributions will be payable to Holders of Preferred Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

                         (c) Distributions on the Preferred Securities will be payable promptly by the Institutional Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which will be the Business Day immediately prior to the relevant Distribution date, which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions payable on any Preferred Securities that are not punctually paid on any Distribution payment date as a result of Holdings having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the person in whose name such Preferred Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the person in whose name such Preferred Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless Holdings has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Preferred Securities will be made as described paragraph 9 hereof. If any date on which Distributions are payable on the Preferred Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date and the record date for such payment shall be the immediately preceding Business Day.

                         (d) All Distributions paid with respect to the Preferred Securities and the Common Securities will be paid Pro Rata to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

                         (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and Common Securities.

               3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Preferred Securities and Common Securities at the date of dissolution will be entitled to receive Pro Rata solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities after satisfaction of liabilities to creditors (including, without limitation, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act), an amount equal to the aggregate of the stated liquidation amount of $25 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution and after satisfaction of liabilities to creditors (including, without limitation, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act), Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Preferred Securities and Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

               If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

               Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

               4. Redemption and Distribution of Debentures. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

                         (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after September 30, 2003, the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price of $25 per Preferred and Common Security plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

                         (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be redeemed as described in paragraph 4(f)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, Holdings pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Preferred Securities in whole.

                         (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Institutional Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as, the Preferred Securities and Common Securities, to be distributed to the Holders of the Preferred Securities and Common Securities on a Pro Rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event ; provided, however, that if at the time there is available to the Trust the opportunity to eliminate, within the 90 day period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, Holdings, or the Holders of the Preferred Securities ("Ministerial Action"), Holdings or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of dissolution and the 90 day period shall be extended by the amount of time spent on such Ministerial Action.

               In the case of a Tax Event which occurs prior to the dissolution of the Trust (or, in the case of a Tax Event described in clause
(iii) of the definition of Tax Event, after such dissolution), Holdings shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole or in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and (if such redemption occurs prior to the dissolution of the Trust) promptly following such redemption Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to Holdings or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90-day period, the Tax Event by taking some Ministerial Action, Holdings or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption and the 90-day period shall be extended by the amount of time spent on such Ministerial Action; and, provided further that Holdings shall have no right to redeem the Debentures while Holdings or the Regular Trustees on behalf of the Trust are pursuing such Ministerial Action. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except if an Event of Default has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

               "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after September 16, 1998 as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or effective or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after September 16, 1998, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by Holdings on the Debentures is not, or within 90 days of the date thereof will not be, deductible by Holdings for United States federal income tax purposes.

               "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in Investment Company Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in Investment Company Act Law becomes effective on or after September 16, 1998.

               Holdings shall have the right at any time at its option to cause the Trustees, upon not less than 30 nor more than 60 days' notice, to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, cause the Debentures to be distributed to Holders of the Preferred Securities and Common Securities in exchange therefor upon liquidation of the Trust in accordance with paragraph 3 hereof.

               On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Preferred Securities and Common Securities will no longer be deemed to be outstanding and (ii) certificates representing Preferred Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Preferred Securities until such certificates are presented to Holdings or its agent for transfer or reissuance.

                         (d) The Trust may not redeem fewer than all the outstanding Preferred Securities unless all accrued and unpaid Distributions have been paid on all Preferred Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

                         (e) If Debentures are distributed to Holders of the Preferred Securities, Holdings, pursuant to the terms of the Indenture, will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

                         (f) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph
               (f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                     (ii) In the event that fewer than all the outstanding Preferred Securities are to be redeemed, the Preferred Securities to be redeemed will be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by DTC (or successor Clearing Agency) or any other nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                     (iii) Subject to paragraph 9 hereof, if the Trust gives a Redemption/ Distribution Notice in respect of a redemption of Preferred Securities as provided in this paragraph 4 (which notice will be irrevocable) then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that Holdings has paid the Institutional Trustee, in immediately available funds, a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with DTC (or any successor Clearing Agency) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give DTC (or any successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities and (B) if the Preferred Securities are issued in definitive form, with respect to the Preferred Securities and provided that Holdings has paid the Trust, in immediately available funds, a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the Holders of such Preferred Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the redemption date, Distributions will cease to accrue on the Preferred Securities called for redemption, such Preferred Securities will no longer be deemed to be outstanding and all rights of Holders of such Preferred Securities so called for redemption will cease, except the right of the Holders of such Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Preferred Securities which have been so called for redemption. If any date fixed for redemption of Preferred Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If Holdings fails to repay Debentures on maturity or on the date fixed for redemption or if payment of the Redemption Price in respect of Preferred Securities is improperly withheld or refused and not paid either by the Trust or by Holdings pursuant to the Preferred Securities Guarantee, Distributions on such Preferred Securities will continue to accrue, compounded quarterly, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                     (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holders of the Preferred Securities.

                     (v) Upon the date of dissolution of the Trust and distribution of Debentures, Preferred Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Preferred Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so distributed.

                     (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), Holdings or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

               5. Voting Rights. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

                         (b) If (i) the Trust fails to make Distributions in full on the Preferred Securities for 6 consecutive regularly scheduled quarterly Distribution periods; or (ii) an Event of Default occurs and is continuing, (each, an "Appointment Event"), then the Holders of the Preferred Securities, acting as a single class, will be entitled by the vote of Holders of Preferred Securities representing a Majority in liquidation amount of the Preferred Securities to appoint a Special Regular Trustee in accordance with paragraph 5.02(a)(ii)(B) of the Declaration. Any Holder of Preferred Securities (other than the Sponsor or any Affiliate of the Sponsor) will have the right to nominate any Person to be appointed as Special Regular Trustee. For purposes of determining whether the Trust has failed to pay Distributions in full for 6 consecutive regularly scheduled quarterly Distribution periods, Distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until full cumulative Distributions have been or contemporaneously are paid with respect to all quarterly Distribution periods terminating on or prior to the date of payment of such cumulative Distributions. Not later than 30 days after such right to appoint a Special Regular Trustee arises, the Regular Trustees will convene a meeting for the purpose of appointing a Special Regular Trustee. If the Regular Trustees fail to convene such meeting within such 30-day period, the Holders of Preferred Securities representing 10% in liquidation amount of the outstanding Preferred Securities will be entitled to convene such meeting in accordance with Section 12.02 of the Declaration. The record date for such meeting will be the close of business on the Business Day next preceding the day on which notice of the meeting is sent to Holders of Preferred Securities. The provisions of the Declaration relating to the convening and conduct of the meetings of the Holders will apply with respect to any such meeting. If, at any such meeting, Holders of less than a Majority in liquidation amount of Preferred Securities entitled to vote for the appointment of a Special Regular Trustee vote for such appointment, no Special Regular Trustee shall be appointed. Any Special Regular Trustee may be removed without cause at any time by the Holders of Preferred Securities representing a Majority in liquidation amount of the Preferred Securities in accordance with Section 5.02(a)(ii)(B) of the Declaration. Any Special Regular Trustee appointed shall cease to be a Special Regular Trustee as provided in Section 5.02(c) of the Declaration. Notwithstanding the appointment of any such Special Regular Trustee, Holdings shall retain all rights under the Indenture, including the right to extend the interest payment period on Debentures, and any extension for a period not exceeding 20 quarterly interest periods will not constitute an Event of Default under the Indenture.

               If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than in connection with the distribution of Debentures held by the Institutional Trustee or in connection with the redemption of Preferred Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing a Majority in liquidation amount of such Securities; provided, however, that (A) if any amendment or proposal referred to in clause
(i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities; (B) the rights of Holders of Preferred Securities under Article 5 of the Declaration to appoint and remove a Special Regular Trustee shall not be amended without the consent of each Holder of Preferred Securities; and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.01 and 12.02 of the Declaration.

               In the event the consent of the Institutional Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Institutional Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class (and in the case of any other RJR Nabisco Holdings Capital Trust holding Debentures issued under the Indenture, voting with the holders of preferred securities of such other RJR Nabisco Holdings Capital Trust); provided that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Institutional Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided further, that the Institutional Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of Securities unless the Institutional Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United
States federal income tax purposes following such action.

               Subject to Section 2.06 of the Declaration, and the provisions of this and the next succeeding paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class shall have the right to (A) on behalf of all Holders of Preferred Securities, waive any past default that is waivable under the Declaration (subject to, and in accordance with the Declaration) and (B) direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as the holder of the Debentures (and in the case of any other RJR Nabisco Holdings Capital Trust holding Debentures issued under the Indenture, voting with the holders of preferred securities of such other RJR Nabisco Holdings Capital Trust), to (i) enter into a supplemental indenture pursuant to Section 8.2 of the Indenture, (ii) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (iii) waive any past default that is waivable under
Section 6.04 of the Indenture, or (iv) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Institutional Trustee may only take such action if directed by, in the case of clause (1) above, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities, or, in the case of clause (2) above, each Holder of Preferred Securities. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Preferred Securities unless the Institutional Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action. If the Institutional Trustee fails to enforce its rights under the Declaration (including, without limitation, its rights, powers and privileges as a holder of the Debentures under the Indenture), any Holder of Preferred Securities may, after a period of 30 days has elapsed from such Holder's written request to the Institutional Trustee to enforce such rights, institute a legal proceeding directly against Holdings to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

               A waiver of an Indenture Event of Default by the Institutional Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

               Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth
(i) the date of such meeting or the date by which such action is to be taken,
(ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or distribute Debentures in accordance with the Declaration.

               Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities at such time that are owned by Holdings or by any entity directly or indirectly controlling or controlled by or under direct or indirect common control with Holdings shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

               Except as provided in this paragraph 5, Holders of the Preferred Securities will have no rights to increase or decrease the number of Trustees or to appoint, remove or replace a Trustee, which voting rights are vested solely in the Holders of the Common Securities.

               6. Pro Rata Treatment. A reference in these terms of the Preferred Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

               7. Ranking. The Preferred Securities rank pari passu and payment thereon will be made Pro Rata with, the Common Securities except that where an Event of Default occurs and is continuing, the rights of Holders of Preferred Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise rank in priority to the rights of Holders of the Common Securities.

               8. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets to, any corporation or other body.

               9. Transfer, Exchange, Method of Payments. Payment of Distributions and payments on redemption of the Preferred Securities will be payable, the transfer of the Preferred Securities will be registrable, and Preferred Securities will be exchangeable for Preferred Securities of other denominations of a like aggregate liquidation amount, at the principal corporate trust office of the Institutional Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto and that the payment on redemption of any Preferred Security will be made only upon surrender of such Preferred Security to the Institutional Trustee.

             10. Acceptance of Indenture and Preferred Guarantee. Each Holder of Preferred Securities, by the acceptance thereof, agrees to the provisions of (i) the Preferred Guarantee, including the subordination provisions therein and (ii) the Indenture and the Debentures, including the subordination provisions of the Indenture, and agrees to treat the Debentures as indebtedness for all United States tax purposes.

             11. No Preemptive Rights. The Holders of Preferred Securities shall have no preemptive rights to subscribe to any additional Preferred Securities or Common Securities.

             12. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.


                                                                       Annex I


               [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT
- This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company ("DTC") or a nominee of DTC. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC) may be registered except in limited circumstances.

               Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

Number                                      ___________ Preferred Securities
            ___________
                                                        CUSIP NO. ____________

                  Certificate Evidencing Preferred Securities

                                      of

                     RJR Nabisco Holdings Capital Trust II


                       9 1/2% Preferred Trust Securities
               (liquidation amount $25 per Preferred Security)

               RJR Nabisco Holdings Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _________ (the "Holder") is the registered owner of _____ (______) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 9 1/2% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of September 16, 1998, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Preferred Securities as set forth in Exhibit B thereto. The Preferred Securities and the Common Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by RJR Nabisco Holdings Corp., a Delaware corporation ("Holdings"), to the Trust pursuant to the Indenture referred to in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement of Holdings dated as of September 16, 1998 (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

               The Holder of this Certificate, by accepting this Certificate, is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Debt (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Guarantee, including that the Guarantee ranks (a) pari passu in right of payment with Holdings' obligations under other guarantees of preferred securities, (b) subordinate and junior in right of payment to all other liabilities of Holdings, including the Debentures, except those made pari passu or subordinate by their terms, and (c) senior to all capital stock now or hereafter issued by Holdings and to any guarantee now or hereafter entered into by Holdings in respect of any of its capital stock.

               Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this __ day of ____, 199_.


                                   RJR NABISCO HOLDINGS CAPITAL TRUST II

                                   By: _________________________, as trustee
                                       Name:
                                       Title:



                                   By: _________________________, as trustee
                                       Name:
                                       Title:


Dated:

Countersigned and Registered:

THE BANK OF NEW YORK

______________________________
Transfer Agent and Registrar



By: ___________________________
    Authorized Signature



                                  ASSIGNMENT


               FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
     (Insert assignee's social security or tax identification number)


______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
                 (Insert address and zip code of assignee)

        and irrevocably appoints

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

            agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.



Date: _________________________

Signature: ____________________

            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                                                                     EXHIBIT C


                                   TERMS OF
                               COMMON SECURITIES

               Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust of RJR Nabisco Holdings Capital Trust II dated as of September 16, 1998 (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

               1. Designation and Number. Common Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of up to $11,559,300 and a liquidation amount in the assets of the Trust of $25 per Common
Security, are hereby designated as "9 1/2% Trust Originated Common
Securities".  The Common Security Certificates evidencing the Common
Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The Common Securities are to be issued and sold to RJR Nabisco Holdings Corp. ("Holdings") in consideration of up to $11,559,300 in cash. In connection with the issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase as trust assets Debentures of Holdings having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities so issued, and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

               2. Distributions. (a) Distributions payable on each Common Security will be fixed at a rate per annum of 9 1/2% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security. Distributions in arrears for more than one quarter will bear interest at the rate per annum of 9 1/2% thereof (to the extent permitted by applicable law), compounded quarterly. The term "Distributions" as used in these terms means such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that interest payments are made in respect of the Debentures held by the Institutional Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

                         (b) Distributions on the Common Securities will be cumulative, will accrue from September 16, 1998 and will be payable quarterly in arrears, on the 30th day of March, June, September and December of each year, commencing on December 30, 1998, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Institutional Trustee. So long as Holdings shall not be in default in the payment of interest on the Debentures, Holdings has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods (each, an "Extension Period") and, as a consequence, quarterly Distributions will not be made (but will continue to accumulate at the rate of 9 1/2% per annum, compounded quarterly, to the extent permitted by applicable law) during any such Extension Period. Prior to the termination of any such Extension Period, Holdings may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods and provided further, that no Extension Period may extend beyond the maturity of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, Holdings may commence a new Extension Period, subject to the above requirements. Holdings may also prepay at any time all or any portion of the interest accrued during an Extension Period. Payments of accrued Distributions will be payable to Holders of Common Securities as they appear on the books and records of the Trust on the record date for the first payment occurring on or after the end of the Extension Period.

                         (c) Distributions on the Common Securities will be payable promptly by the Institutional Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates which will be one business day prior to the relevant Distribution date which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions payable on any Common Securities that are not punctually paid on any Distribution date as a result of Holdings having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the person in whose name such Common Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the person in whose name such Common Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless Holdings has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Common Securities will be made as described in paragraph 9 hereof. If any date on which Distributions are payable on the Common Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date and the record date for such payment shall be the immediately preceding Business Day.

                         (d) All Distributions paid with respect to the Common Securities and the Preferred Securities will be paid Pro Rata to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

                         (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and Common Securities.

               3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Preferred Securities and Common Securities at the date of dissolution will be entitled to receive Pro Rata solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities, after satisfaction of liabilities to creditors, as provided by applicable law (including, without limitation, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act), an amount equal to the aggregate of the stated liquidation amount of $25 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, and after satisfaction of liabilities to creditors, as provided by applicable law (including, without limitation, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act), Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Preferred Securities and Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

               If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

               Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

               4. Redemption and Distribution of Debentures. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

                         (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after September 16, 2003, the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price of $25 per Preferred and Common Security plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

                         (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Common Securities to be redeemed will be redeemed as described in paragraph 4(e)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, Holdings pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Common Securities in whole.

                         (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Institutional Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Preferred Securities and Common Securities, to be distributed to the Holders of the Preferred Securities and Common Securities on a Pro Rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event; provided, however, that if at the time there is available to the Trust the opportunity to eliminate, within the 90-day period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, Holdings, or the Holders of the Preferred Securities ("Ministerial Action"), Holdings or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of dissolution and the 90-day period shall be extended by the amount of time spent on such Ministerial Action.

               In the case of a Tax Event which occurs prior to the dissolution of the Trust (or, in the case of a Tax Event described in clause
(iii) of the definition of Tax Event, after such dissolution), Holdings shall have the right at any time, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and (if such redemption occurs prior to the dissolution of the Trust) promptly following such redemption Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to Holdings or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90-day period, the Tax Event by taking some Ministerial Action, Holdings or the Holders of the Preferred Securities, Holdings or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption and the 90-day period shall be extended by the amount of time spent on such Ministerial Action; and provided, further, that Holdings shall have no right to redeem the Debentures while Holdings or the Regular Trustees on behalf of the Trust are pursuing such Ministerial Action. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except if an Event of Default has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

               "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after September 16, 1998 as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after September 16, 1998, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by Holdings to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by Holdings for United States federal income tax purposes.

               "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in Investment Company Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in Investment Company Act Law becomes effective on or after September 16, 1998.

               Holdings shall have the right at any time at its option to cause the Trustees, upon not less than 30 nor more than 60 days' notice, to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, cause the Debentures to be distributed to Holders of the Preferred Securities and Common Securities in exchange therefor upon liquidation of the Trust.

               On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Common Securities and Preferred Securities will no longer be deemed to be outstanding and (ii) any certificates representing Common Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Common Securities until such certificates are presented to Holdings or its agent for transfer or reissuance.

                         (d) The Trust may not redeem fewer than all the outstanding Common Securities unless all accrued and unpaid Distributions have been paid on all Common Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

                         (e) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph
               (e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                           (ii)  In the event that fewer than all the
               outstanding Common Securities are to be redeemed, the Common Securities to be redeemed will be redeemed Pro Rata from each Holder of Common Securities (subject to adjustment to eliminate fractional Common Securities).

                          (iii)  If the Trust gives a Redemption/
               Distribution Notice in respect of a redemption of Common Securities as provided in this paragraph 4 (which notice will be irrevocable) then immediately prior to the close of business on the redemption date, provided that Holdings has paid to the Trust in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, Distributions will cease to accrue on the Common Securities called for redemption, such Common Securities will no longer be deemed to be outstanding and all rights of Holders of such Common Securities so called for redemption will cease, except the right of the Holders of such Common Securities to receive the Redemption Price, but without interest on such Redemption Price.
               Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Common Securities which have been so called for redemption.
               If any date fixed for redemption of Common Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Common Securities is improperly withheld or refused and not paid by the Institutional Trustee, Distributions on such Common Securities will continue to accrue, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                           (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to the Holders of the Common Securities.

                            (v) Upon the date of dissolution of the Trust and distribution of Debentures as a result of the occurrence of a Special Event, Common Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Common Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Common Securities so distributed.

               5. Voting Rights. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                         (b) Except as provided in the Declaration with respect to a Special Regular Trustee, Holders of Common Securities have the sole right under the Declaration to increase or decrease the number of Trustees, and to appoint, remove or replace a Trustee, any such increase, decrease, appointment, removal or replacement to be approved by Holders of Common Securities representing a Majority in liquidation amount of the Common Securities.

               If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than in connection with the distribution of Debentures held by the Institutional Trustee or in connection with the redemption of Common Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing a Majority in liquidation amount of such Securities; provided, however, (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities, (B) the rights of Holders of Common Securities under Article 5 of the Declaration to increase or decrease the number of, and to appoint, replace or remove, Trustees (other than a Special Regular Trustee) shall not be amended without the consent of each Holder of Common Securities, and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.1 and 12.2 of the Declaration.

               In the event the consent of the Institutional Trustee as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Institutional Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Institutional Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Institutional Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Securities unless the Institutional Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as an expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action.

               Subject to Section 2.06 of the Declaration, and the provisions of this and the next succeeding paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class shall have the right to (A) on behalf of all Holders of Common Securities, waive any past default that is waivable under the Declaration (subject to, and in accordance with the Declaration) and (B) direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.4 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (e) each holder of Debentures, the Institutional Trustee may only take such action if directed by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities, or, in the case of clause (2) above, each Holder of Common Securities. Pursuant to this paragraph, the Institutional Trustee shall not revoke, or take any action inconsistent with, any action previously authorized or approved by a vote of the Holders of the Preferred Securities, and shall not take any action in accordance with the direction of the Holders of the Common Securities under this paragraph if the action is prejudicial to the Holders of Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Common Securities unless the Institutional Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States income tax purposes following such action.

               Notwithstanding any other provision of these terms, each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in the Declaration or otherwise eliminated, and until all Events of Default with respect to the Preferred Securities have been so cured, waived by the Holders of Preferred Securities or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Declaration or of the Securities. In the event that any Event of Default with respect to the Preferred
Securities is waived by the Holders of Preferred Securities as provided in the Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under the Declaration without any further act, vote or consent of the Holders of the Common Securities.

               A waiver of an Indenture Event of Default by the Institutional Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

               Any required approval of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holders of Common Securities will be required for the Trust to redeem and cancel Common Securities in accordance with the Declaration.

               6. Pro Rata Treatment. A reference in these terms of the Common Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

               7. Ranking. The Common Securities rank pari passu with the Preferred Securities except that where an Event of Default occurs and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinate to the rights of Holders the Preferred Securities.

               8. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets to, any corporation or other body.

               9. Transfers, Exchanges, Method of Payments. Payment of Distributions and payments on redemption of the Common Securities will be payable, the transfer of the Common Securities will be registrable, and Common Securities will be exchangeable for Common Securities of other denominations of a like aggregate liquidation amount, at the principal corporate trust office of the Institutional Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto and that the payment on redemption of any Common Security will be made only upon surrender of such Common Security to the Institutional Trustee. Notwithstanding the foregoing, transfers of Common Securities are subject to conditions set forth in Section 9.01(c) of the Declaration.

              10. Acceptance of Indenture. Each Holder of Common Securities, by the acceptance thereof, agrees to the provisions of the Indenture and the Debentures, including the subordination provisions thereof, and agrees to treat the Debentures as indebtedness for all United States tax purposes.

              11. No Preemptive Rights. The Holders of Common Securities shall have no preemptive rights to subscribe to any additional Common Securities or Preferred Securities.

              12. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.


                                                                       Annex I


                         TRANSFER OF THIS CERTIFICATE
                         IS SUBJECT TO THE CONDITIONS
                         SET FORTH IN THE DECLARATION
                               REFERRED TO BELOW


Certificate Number            Number of Common Securities
       C-1                                         ______


                   Certificate Evidencing Common Securities

                                      of

                     RJR Nabisco Holdings Capital Trust II

                   9 1/2% Trust Originated Common Securities
                 (liquidation amount $25 per Common Security)

               RJR Nabisco Holdings Capital Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that RJR Nabisco Holdings Corp. (the "Holder") is the registered owner of _____________________________ (______) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 9 1/2% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including, without limitation Section 9.01(c) thereof. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of September 16, 1998, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Common Securities as set forth in Exhibit C thereto. The Common Securities and the Preferred Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by RJR Nabisco Holdings Corp., a Delaware corporation, to the Trust pursuant to the Indenture referred to in the Declaration. The Trust will furnish a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

               The Holder of this Certificate, by accepting this Certificate, is deemed to have agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture.

               Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this __th day of ____, 199_.


                                       RJR NABISCO HOLDINGS CAPITAL TRUST II

                                       By ________________________, as trustee
                                          Name:
                                          Title:

                                       By ________________________, as trustee
                                          Name:
                                          Title: Trustee

Dated:

Countersigned and Registered:


_____________________________
Transfer Agent and Registrar



                                       By: ___________________________________
                                           Authorized Signature


                                  ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned assigns and transfer this Common Security Certificate to:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
     (Insert assignee's social security or tax identification number)


______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
                 (Insert address and zip code of assignee)

      and irrevocably appoints
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

            agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: _________________________

Signature: ____________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)